November 18, 2002

                 SUPPLEMENT TO THE MAY 1, 2002 CLASS A, B, C AND
                     CLASS Y SHARES PROSPECTUSES OF PIONEER
                                  GROWTH SHARES


MANAGEMENT

The following replaces the section entitled "Portfolio manager":

PORTFOLIO MANAGEMENT
Day-to-day management of the fund's portfolio is the responsibility of Eric
J. Weigel. Mr. Weigel is supported by the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. Mr. Weigel and the team draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Weigel, a senior vice president, joined Pioneer in 1998 and has been an investment professional since 1989. Prior to joining Pioneer, Mr. Weigel was head of global asset allocation and portfolio manager at Chancellor LGT Asset Management from 1994 to 1997.

John A. Carey, director of portfolio management and an executive vice president of Pioneer, supervises Mr. Weigel and the domestic equity team. Mr. Carey joined Pioneer as an analyst in 1979.






















                                                                   12598-00-1102
                                        (C) 2002 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds